[PAGE]


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported) - MARCH 15, 2005


                    MINNESOTA POWER AND AFFILIATED COMPANIES
                   RETIREMENT SAVINGS AND STOCK OWNERSHIP PLAN
             (Exact name of Registrant as specified in its charter)

         MINNESOTA                    1-3548                   41-0418150
 (State of Incorporation)     (Commission File Number)       (IRS Employer
                                                           Identification No.)

                                C/O ALLETE, INC.
                             30 WEST SUPERIOR STREET
                          DULUTH, MINNESOTA 55802-2093
          (Address of principal executive offices, including zip code)

                                 (218) 279-5000
              (Registrant's telephone number, including area code)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

/ / Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)  Previous Independent Registered Public Accounting Firm

     On March 15, 2005, the Minnesota Power and Affiliated Companies Retirement Savings and Stock Ownership Plan (RSOP) dismissed PricewaterhouseCoopers LLP (PricewaterhouseCoopers) as its independent registered public accounting firm. ALLETE, Inc., the sponsoring employer and plan administrator of the RSOP, continues to engage PricewaterhouseCoopers as its independent registered public accounting firm. The decision to change independent registered public accounting firms was approved by the Employee Benefit Plans Committee of the RSOP.

     The reports of PricewaterhouseCoopers on the financial statements of the RSOP for the years ended December 31, 2003 and 2002, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.

     During the years ended December 31, 2003 and 2002, and through March 15, 2005, there have been no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused PricewaterhouseCoopers to make reference thereto in their reports on the financial statements for such years.

     During the years ended December 31, 2003 and 2002, and through March 15, 2005, there were no "reportable events," as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

     A copy of the foregoing disclosures was provided to PricewaterhouseCoopers prior to the date of the filing of this report. PricewaterhouseCoopers has furnished the RSOP a copy of the letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements above. A copy of PricewaterhouseCoopers' letter, dated March 18, 2005, is filed as Exhibit 16 to this Form 8-K.

(b)  New Independent Registered Public Accounting Firm

     On March 15, 2005, the RSOP engaged the professional audit services of Reilly, Penner & Benton LLP (Reilly, Penner & Benton), an independent registered public accounting firm, to audit its financial statements for the year ended December 31, 2004.

     During the years ended December 31, 2003 and 2002, and through March 15, 2005, RSOP did not consult with Reilly, Penner & Benton regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.



SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired - Not applicable

(b) Pro Forma Financial Information - Not applicable

(c) Exhibits

    Exhibit
    Number
    -------

      16  -  Letter  from  PricewaterhouseCoopers, dated  March 18, 2005, to the
             Securities and Exchange Commission.


                      ALLETE Form 8-K dated March 18, 2005                     1
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  Minnesota Power and Affiliated Companies
                                 Retirement Savings and Stock Ownership Plan

                              By:   ALLETE, Inc., its Plan Administrator
                              --------------------------------------------------




March 18, 2005                                Deborah A. Amberg
                              --------------------------------------------------
                                              Deborah A. Amberg
                                Vice President, General Counsel and Secretary





2                     ALLETE Form 8-K dated March 18, 2005

                                  EXHIBIT INDEX

EXHIBIT
NUMBER
--------------------------------------------------------------------------------

  16   -   Letter  from   PricewaterhouseCoopers,  dated  March 18, 2005, to the
           Securities and Exchange Commission.






                      ALLETE Form 8-K dated March 18, 2005